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                                                                      EXHIBIT 10

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-4 of the Polaris Platinum III Variable Annuity for FS Variable Separate Account of First SunAmerica Life Insurance Company of our report dated April 24, 2009, relating to the financial statements of First SunAmerica Life Insurance Company at December 31, 2008 and 2007, and for each of the three years in the period ended December 31, 2008. We also consent to the incorporation by reference in such Registration Statement of our report dated April 24, 2009, relating to the statement of assets and liabilities, including the schedule of portfolio investments, of FS Variable Separate Account at December 31, 2008, and the related statement of operations for the periods indicated, and the related statements of changes in net assets for the periods indicated in each of the two years then ended. We also consent to the reference to us under the heading "Financial Statements" in such Registration Statement.

/s/ PricewaterhouseCoopers LLP
Los Angeles, California
December 14, 2009
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            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-4 of the Polaris Platinum III Variable Annuity for FS Variable Separate Account of First SunAmerica Life Insurance Company of our report dated March 2, 2009, except with respect to our opinion on the consolidated financial statements insofar as it relates to the effects of the change in accounting for non-controlling interests discussed in Note 1, as to which the date is June 29, 2009 relating to the consolidated financial statements, financial statement schedules and the effectiveness of internal control over financial reporting, which appears in the American International Group, Inc. Current Report on Form 8-K filed on June 29, 2009. We also consent to the reference to us under the heading "Financial Statements" in such Registration Statement.

/s/ PricewaterhouseCoopers LLP
New York, New York
December 18, 2009